UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Royal Caribbean Cruises Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 28, 2020. ROYAL CARIBBEAN CRUISES LTD. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of ROYAL CARIBBEAN CRUISES LTD. 1050 CARIBBEAN WAY MIAMI, FL 33132-2096 ATTN: INVESTOR RELATIONS the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D11458-P39183 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 6, 2020 Date: May 28, 2020Time: 9:00 A.M., Eastern Time Location: Royal Caribbean Cruises Ltd. 1050 Caribbean Way Miami, Florida 33132

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D11459-P39183 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the election of all the listed nominees and FOR Proposals 2 and 3. 1. Election of Directors 2. Advisory approval of the Company's compensation of its named executive officers. Ratification of the appointment of Pricewaterh ous eCoopers LLP as the Company's independent registered public accounting firm for 2020. 1a. John F. Brock 1b. Richard D. Fain 3. 1c. Stephen R. Howe, Jr. The Board of Directors recommends you vote AGAINST Proposals 4 and 5. 1d. William L. Kimsey 1e. Maritza G. Montiel 4. The shareholder proposal regarding political contributions disclosure. 1f. Ann S. Moore 5. The shareholder proposal regarding independent chair of the Board of Directors. 1g. Eyal M. Ofer NOTE: THE SHARES COVERED BY A PROPERLY EXECUTED PROXY WILL BE VOTED AS SPECIFIED THEREIN. IF NO SPECIFIC DIRECTIONS ARE MADE, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL LISTED NOMINEES, "FOR" PROPOSALS 2 AND 3 AND "AGAINST" PROPOSALS 4 AND 5. 1h. William K. Reilly 1i. Vagn O. Sørensen 1j. Donald Thompson 1k. Arne Alexander Wilhelmsen D11460-P39183 Voting Items

D11461-P39183